SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  __________

                                  FORM 8-K

                              CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934
                                __________

                            December 8, 1998
                Date of Report (Date of earliest event reported)

                             METRISA, INC.
             (Exact name of registrant as specified in charter)

   	   Delaware			0-16152			04-2891557
        (State or other   (Commission File Number)           (IRS Employer
        jurisdiction of                                      Identification
        incorporation)                                           Number)

                         25 Wiggins Avenue
               Bedford, Massachusetts  01730-2323
         (Address of principal executive offices and zip code)

                            (781) 275-3300
         (Registrant's telephone number, including area code)

                            Not applicable
   (Former name or former address, if changed since last report)



	Item 5.	Other Events.

		The Registrant issued a Press Release on December 8, 1998 announcing its fiscal year ended September 30, 1998 financial results.

	Item 7.	Financial Statements, Pro Forma Financial Information and
Exhibits.

       The following exhibit is filed with this Current Report on Form 8-K.

		Exhibit No.			Description

                        99                Press Release dated December 8, 1998



                                     SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



						METRISA, INC.



Date:	December 8, 1998			By:/s/ JOHN E. WOLFE//
                                                  John E. Wolfe, President